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AMENDMENT NUMBER 3 TO
TRANSFER AND ADMINISTRATION AGREEMENT

AMENDMENT NUMBER 3 TO TRANSFER AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of May 16, 2002 among TECH DATA CORPORATION (“Tech Data”), a Florida corporation (“Tech Data”), as collection agent (in such capacity, the “Collection Agent”), TECH DATA FINANCE SPV, INC., a Delaware corporation headquartered in California, as transferor (in such capacity, the “Transferor”), RECEIVABLES CAPITAL CORPORATION (“RCC”), a Delaware corporation, ATLANTIC ASSET SECURITIZATION CORP., a Delaware corporation (“Atlantic”), LIBERTY STREET FUNDING CORP., a Delaware corporation, (“Liberty”), AMSTERDAM FUNDING CORPORATION, a Delaware corporation (“AFC”), FALCON ASSET SECURITIZATION CORPORATION, a Delaware corporation, (“Falcon”), BLACK FOREST FUNDING CORPORATION, a Delaware corporation, (“Black Forest” and collectively with RCC, Atlantic, Liberty, AFC and Falcon, the “Class Conduits”), CREDIT LYONNAIS NEW YORK BRANCH, a branch duly licensed under the laws of the State of New York of a banking corporation organized and existing under the laws of the Republic of France (“Credit Lyonnais”), as a Atlantic Bank Investor and as agent for Atlantic and the Atlantic Bank Investors (in such capacity, the “Atlantic Agent”), THE BANK OF NOVA SCOTIA, a banking corporation organized and existing under the laws of Canada, acting through its New York Agency (“Scotia Bank”), as a Liberty Bank Investor and as agent for Liberty and the Liberty Bank Investors (in such capacity, the “Liberty Agent”), ABN AMRO BANK N.V., a banking corporation organized and existing under the laws of the Netherlands and acting through its Chicago Branch (“ABN AMRO”), as an AFC Bank Investor and as agent for AFC and the AFC Bank Investors (in such capacity, the “AFC Agent”), BANK ONE, NA (having its main office in Chicago, Illinois), a national banking association (“Bank One”), as a Falcon Bank Investor and as agent for Falcon and the Falcon Bank Investors (in such capacity, the “Falcon Agent”), BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, a branch duly licensed under the laws of New York of a banking corporation organized and existing under the laws of the Federal Republic of Germany (“HypoVereinsbank”), as a Black Forest Bank Investor and as agent for Black Forest and the Black Forest Bank Investors (in such capacity, the “Black Forest Agent”), Lloyds TSB Bank plc, as an Atlantic Bank Investor and as an RCC Bank Investor and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association (“Bank of America”), as agent for RCC, Atlantic, Liberty, AFC, Falcon, Black Forest, the RCC Bank Investors, the

Atlantic Bank Investors, the Black Forest Bank Investors, the Liberty Bank Investors, the AFC Bank Investors and the Falcon Bank Investors (in such capacity, the “Administrative Agent”), as an RCC Bank Investor, as agent for RCC and the RCC Bank Investors (in such capacity, the “RCC Agent”) and Lead Arranger, amending that certain Transfer and Administration Agreement dated as of May 19, 2000, among the Transferor, the Collection Agent, the Class Conduits (as defined thereunder) and the Bank Investors (the “Original Agreement” and said agreement as amended, the “Agreement”).

WHEREAS, the parties hereto mutually desire to make certain amendments to the Agreement as hereinafter set forth;

WHEREAS, Atlantic is expected to enter into an Assignment and Assumption Agreement dated as of the date hereof with La Fayette Asset Securitization LLC; and

WHEREAS, capitalized terms used herein shall have the meanings assigned to such terms in the Original Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1.    Amendment to Definitions.

(a)    The definition of “Commitment Termination Date” is hereby deleted and replaced with the following (solely for convenience added language is italicized):

““Commitment Termination Date” means, with respect to each Class, May 15, 2003, or such later date to which such Commitment Termination Date may be extended by Transferor, the related Class Agent and the related Bank Investors not later than 60 days prior to the then current Commitment Termination Date for such Class.”

(b)    The definition of “Facility Limit” is hereby deleted and replaced with the following (solely for convenience added or changed language is italicized):

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“Facility Limit” means (i) with respect to the Class of which Atlantic is a member, $79,687,500; provided that such amount may not at any time exceed the aggregate Commitments with respect to the Atlantic Bank Investors, (ii) with respect to the Class of which RCC is a member, $127,500,000; provided that such amount may not at any time exceed the aggregate Commitments with respect to the RCC Bank Investors, (iii) with respect to the Class of which Liberty is a member, $95,625,000; provided that such amount may not at any time exceed the aggregate Commitments with respect to the Liberty Bank Investors, in each case, at any time in effect, (iv) with respect to the Class of which AFC is a member, $79,687,500; provided that such amount may not at any time exceed the aggregate Commitments with respect to the AFC Bank Investors, in each case, at any time in effect, (v) with respect to the Class of which Falcon is a member, $79,687,500; provided that such amount may not at any time exceed the aggregate Commitments with respect to the Falcon Bank Investors, in each case, at any time in effect, (vi) with respect to the Class of which Black Forest is a member, $47,812,500; provided that such amount may not at any time exceed the aggregate Commitments with respect to the Black Forest Bank Investors, in each case, at any time in effect and (vii) with respect to any other Class, the amount specified as such in any supplement hereto for such Class; provided that, with respect to any other Class, the Facility Limit for such Class shall not at any time exceed the aggregate Commitments for the Bank Investors in such Class.”

(c) The definition of “Loss and Dilution Reserve” is hereby deleted and replaced with the following (solely for convenience added or changed language is italicized):

““Loss and Dilution Reserve” means, with respect to each Class, at any time, an amount equal to the product of (i) the Loss and Dilution Reserve Percentage and (ii) the Net Investment for such Class at such time. Notwithstanding the foregoing, (i) with respect to the Class of which RCC is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $10,000,000, (ii) with respect to the Class of which Atlantic is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $6,250,000, (iii) with respect to the Class of which Liberty is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $7,500,000, (iv) with respect to the Class of which AFC is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $6,250,000, (v) with respect to the Class of which Falcon is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $6,250,000, (vi) with respect to the Class

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of which Black Forest is a member, the portion of the Loss and Dilution Reserve attributable to losses shall at all times be at least equal to $3,750,000, and (vii) with respect to any other Class, the portion of the Loss and Dilution Reserve shall at all times be at least equal to an amount agreed upon by the Transferor, the Administrative Agent and the Class Agent for such additional class at the time it becomes a party hereto.”

(d)    The definition of “Maximum Net Investment” is hereby deleted and replaced with the following (solely for convenience added or changed language is italicized):

““Maximum Net Investment” means (i) with respect to the Class of which RCC is a member, $125,000,000, (ii) with respect to the Class of which Atlantic is a member, $78,125,000, (iii) with respect to the Class of which Liberty is a member, $93,750,000, (iv) with respect to the Class of which AFC is a member, $78,125,000, (v) with respect to the Class of which Falcon is a member, $78,125,000, (vi) with respect to the Class of which Black Forest is a member, $46,875,000 and (vii) with respect to any other Class, the amount set forth pursuant to Section 11.2(b).”

SECTION 2.    Affirmations.

(a)    The Transferor and Collection Agent have complied with Section 2.8 of the Agreement with respect to Lock-Box Accounts.

(b)    All parties hereto agree and acknowledge that with respect to each Bank Investor party hereto, each Bank Investor has a Commitment and such Commitment of such Bank Investor shall be the dollar amount set forth opposite such Bank Investor’s signature on the signature page hereto, which may be different from the Original Agreement.

SECTION 3.    Conditions Precedent.    This Amendment shall not become effective until the Administrative Agent shall have received the following:

(a)    A copy of the Resolutions of the Board of Directors of the Transferor and Tech Data certified by its Corporate Officer approving this Amendment and the other documents to be delivered by the Transferor and Tech Data hereunder; and

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(b)    A Certificate of the Corporate Officer of the Transferor and Tech Data certifying (i) the names and signatures of the officers authorized on its behalf to execute this Amendment and any other documents to be delivered by it hereunder and (ii) the Resolutions referenced in Section 3(a) are still in full force and effect and that the Board has not taken any action to amend modify or repeal such Resolutions.

SECTION 4.    Representations and Warranties.    The Transferor hereby makes to the Company, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Original Agreement. In addition, the Collection Agent and the Guarantor hereby make to the Company, on the date hereof, all the representations and warranties set forth in Section 3.3 of the Original Agreement.

SECTION 5.    Successors and Assigns.    This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns;

SECTION 6.    Governing Law.    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 7.    Severability; Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8.    Captions.    The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

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SECTION 9.    Ratification.    Except as expressly affected by the provisions hereof, the Original Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Original Agreement to “this Agreement”, “hereunder”, “herein” or words of like import shall mean and be a reference to the Original Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

TECH DATA FINANCE SPV, INC., as Transferor

By:	/S/ JEFFREY P. HOWELLS

Name: Jeffrey P. Howells Title: President

TECH DATA CORPORATION, as Collection Agent

By:	/S/ JEFFREY P. HOWELLS

Name: Jeffrey P. Howells Title: Chief Financial Officer

RECEIVABLES CAPITAL CORPORATION

By:	/S/ DOUGLAS K. JOHNSON

Name: Douglas K. Johnson Title: President

ATLANTIC ASSET SECURITIZATION CORP. By: CREDIT LYONNAIS NEW YORK BRANCH, as attorney-in-fact

By:	/S/ KOSTANTINA KOURMPETIS

Name: Kostantina Kourmpetis Title: Director

LIBERTY STREET FUNDING CORP.

By:	/S/ ANDREW L. STIDD

Name: Andrew L. Stidd Title: President

AMSTERDAM FUNDING CORPORATION

By:	/S/ DAVID O. TAYLOR

Name: David O. Taylor Title: Vice President

FALCON ASSET SECURITIZATION CORPORATION

By:	/S/ SHERRI GERNER

Name: Sherri Gerner Title: Authorized Signatory

BLACK FOREST FUNDING CORPORATION

By:	/S/ LORI GEBRON

Name: Lori Gebron Title: Vice President

Commitment	BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent, RCC Agent and as an RCC Bank Investor
$65,000,000	By:	/S/ JEFFREY FRICANO

Name: Jeffrey Fricano Title: Vice President

Commitment	CREDIT LYONNAIS NEW YORK BRANCH, as Atlantic Agent and as an Atlantic Bank Investor
$40,050,000	By:	/S/ KOSTANTINA KOURMPETIS

Name: Kostantina Kourmpetis Title: Director

Commitment	THE BANK OF NOVA SCOTIA, as Liberty Agent and as a Liberty Bank Investor
$95,625,000	By:	/S/ J. ALAN EDWARDS

Name: J. Alan Edwards Title: Managing Director

Commitment	ABN AMRO BANK N.V., as AFC Agent and as an AFC Bank Investor
$79,687,500	By:	/s/ BERNARD KOH

Name: Bernard Koh Title: Group Vice President

	By:	/S/ KEVIN G. PILZ

Name: Kevin G. Pilz Title: Vice President

Commitment	BANK ONE, NA (having its main office in Chicago Illinois), as Falcon Agent and as a Falcon Bank Investor
$79,687,500	By:	/S/ SHERRI GERNER

Name: Sherri Gerner Title: Authorized Signatory

Commitment	BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, as Black Forest Agent and Black Forest Bank Investor
$47,812,500	By:	/s/ STEVEN ODESSER

Name: Steven Odesser Title: Associate Director

	By:	/S/ PAMELA J. GILLONS

Name: Pamela J. Gillons Title: Associate Director

Commitment	LLOYDS TSB BANK PLC, as an Atlantic Bank Investor
$39,637,500	By:	/S/ TAMARA SWABY

Name: Tamara Swaby Title: Executive Officer

	By:	/S/ IAN DIMMOCK

Name: Ian Dimmock Title: Vice President

Commitment	LLOYDS TSB BANK PLC, as an RCC Bank Investor
$62,500,000	By:	/S/ TAMARA SWABY

Name: Tamara Swaby Title: Executive Officer

	By:	/S/ IAN DIMMOCK

Name: Ian Dimmock Title: Vice President